                                  EXHIBIT 99.5

 17TH STREET ACQUISITION CORP. AND SUBSIDIARY AND 17TH STREET PRODUCTIONS, INC.
                    (FORMERLY DANIEL WEISS ASSOCIATES, INC.)
  REPORT ON AUDITS OF FINANCIAL STATEMENTS FOR YEARS ENDING DECEMBER 31, 1999,
                                 1998, AND 1997



CONTENTS



FINANCIAL STATEMENTS:

     Independent auditors' report

     Balance sheets

     Statements of operations

     Statements of stockholders' deficiency

     Statements of cash flows

     Notes to financial statements

                           HOLTZ RUBENSTEIN & CO., LLP
                          Certified Public Accountants

                          Independent Auditors' Report


Stockholders
17th Street Acquisition Corp. and Subsidiary and 17th Street Productions, Inc.
(Formerly Daniel Weiss Associates, Inc.)
New York, New York

We have audited the balance sheets of 17th Street Acquisition Corp. and Subsidiary and 17th Street Productions, Inc. (formerly Daniel Weiss Associates, Inc.) as of December 31, 1999, 1998 and 1997, and the related statements of operations, stockholders' deficiency and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects the financial position of 17th Street Acquisition Corp and Subsidiary and 17th Street Productions, Inc. (formerly Daniel Weiss Associates, Inc.) as of December 31, 1999, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


                                                     Holtz Rubenstein & Co., LLP

Melville, NY
March 9, 2000

              Main Office: 125 Baylis Road Melville, NY 11747-3823
       1120 Avenue of the Americas New York, NY 10036-6773 (212) 398-7600
           Tel: (631) 752-7400 - Fax: (631) 752-1742 - www.hrcpa.com

                  17TH STREET ACQUISITION CORP. AND SUBSIDIARY
                        AND 17TH STREET PRODUCTIONS, INC.
                    (FORMERLY DANIEL WEISS ASSOCIATES, INC.)

                                 BALANCE SHEETS

                                                                               December 31,
                                                         -------------------------------------------------------
                                                            1999                  1998                  1997
                                                            ----                  ----                  ----
          ASSETS
          ------

CURRENT ASSETS:
   Cash and cash equivalents                             $   148,795           $   176,692           $   144,396
   Investment in marketable securities (Note 3)              126,541               131,228               920,635
   Accounts receivable, net of allowance
      for doubtful accounts of approximately
     $0, $19,000 and $0, respectively                        701,651               383,026               380,741
     Prepaid expenses and other current assets                69,310                68,783                32,458
                                                         -----------           -----------           -----------
         Total current assets                              1,046,297               759,729             1,478,230
                                                         -----------           -----------           -----------

FIXED ASSETS, net (Note 4)                                    94,698               123,674               130,927
                                                         -----------           -----------           -----------

OTHER ASSETS:
   Security deposits                                          13,610                12,015                12,015
   Goodwill, net (Note 5)                                  2,890,902                    --                    --
                                                         -----------           -----------           -----------
       Total other assets                                  2,904,512                12,015                12,015
                                                         -----------           -----------           -----------

                                                         $ 4,045,507           $   895,418           $ 1,621,172
                                                         ===========           ===========           ===========


          LIABILITIES AND STOCKHOLDERS' DEFICIENCY
          ----------------------------------------

CURRENT LIABILITIES:
   Accounts payable                                      $   148,010           $   194,237           $   119,949
   Advances from publishers, net
      of disbursements (Note 6)                            1,511,059               718,866             1,438,963
   Accrued expenses and taxes                                474,782               258,492               383,642
   Loan payable - former stockholder (Note 7)              2,104,358                71,802                    --
                                                         -----------           -----------           -----------
       Total current liabilities                           4,238,209             1,243,397             1,942,554
                                                         -----------           -----------           -----------

COMMITMENTS (Note 8)

STOCKHOLDERS' DEFICIENCY:
   Common stock                                              300,000                50,000                50,000
   Deficit                                                  (523,371)             (417,647)             (371,382)
                                                         -----------           -----------           -----------

                                                            (223,371)             (367,647)             (321,382)
   Accumulated other comprehensive income                     30,669                19,668                    --
                                                         -----------           -----------           -----------
       Total stockholders' deficiency                       (192,702)             (347,979)             (321,382)
                                                         -----------           -----------           -----------

                                                         $ 4,045,507           $   895,418           $ 1,621,172
                                                         ===========           ===========           ===========

                        See notes to financial statements

                  17TH STREET ACQUISITION CORP. AND SUBSIDIARY
                        AND 17TH STREET PRODUCTIONS, INC.
                    (FORMERLY DANIEL WEISS ASSOCIATES, INC.)

                            STATEMENTS OF OPERATIONS

                                                                   Years Ended
                                                                   December 31,
                                              -------------------------------------------------------
                                                  1999                  1998                  1997
                                                  ----                  ----                  ----

PUBLISHING INCOME                             $ 3,249,362           $ 3,453,209           $ 3,244,784

PUBLISHING COSTS                                1,115,000             1,305,863             1,048,871
                                              -----------           -----------           -----------

GROSS PROFIT                                    2,134,362             2,147,346             2,195,913

ADMINISTRATIVE EXPENSES (Notes 7, 8,
     and 9)                                     2,778,893             2,208,948             2,159,932
                                              -----------           -----------           -----------

(LOSS) INCOME FROM OPERATIONS                    (644,531)              (61,602)               35,981

REALIZED GAIN ON MARKETABLE
     SECURITIES                                        --                    --                 3,836

INTEREST AND DIVIDEND INCOME                        1,055                23,690                53,013
                                              -----------           -----------           -----------

(LOSS) INCOME BEFORE PROVISION
     FOR INCOME TAXES                            (643,476)              (37,912)               92,830

PROVISION FOR INCOME TAXES (Note 11)                7,640                 8,353                18,126
                                              -----------           -----------           -----------

NET (LOSS) INCOME                             $  (651,116)          $   (46,265)          $    74,704
                                              ===========           ===========           ===========


(LOSS) INCOME PER SHARE:
     Basic                                    $   (65,112)          $    (4,627)          $     7,470
                                              ===========           ===========           ===========

WEIGHTED AVERAGE NUMBER
     OF SHARES OUTSTANDING                             10                    10                    10
                                              ===========           ===========           ===========


                        See notes to financial statements

                  17TH STREET ACQUISITION CORP. AND SUBSIDIARY
                        AND 17TH STREET PRODUCTIONS, INC.
                    (FORMERLY DANIEL WEISS ASSOCIATES, INC.)

                     STATEMENT OF STOCKHOLDERS' DEFICIENCY

                                                17th Street Acquisition Corp.              17th Street Productions, Inc.
                                                 Common Stock, No Par Value                 Common Stock, No Par Value
                                          ---------------------------------------    ----------------------------------------
                                                         Issued and                                 Issued and
                                          Authorized     Outstanding    Stated At    Authorized     Outstanding     Stated At
                                          ----------     -----------    ---------    ----------     -----------     ---------

Balance, January 1, 1997                          --             --     $      --           200             10      $  50,000

Comprehensive income:
     Net earnings/comprehensive income            --             --            --            --             --             --
Distributions                                     --             --            --            --             --             --
                                           ---------      ---------     ---------     ---------      ---------      ---------

Balance, December 31, 1997                        --             --            --           200             10         50,000
                                           ---------      ---------     ---------     ---------      ---------      ---------

Comprehensive (loss) income:
     Net loss                                     --             --            --            --             --             --
     Unrealized gain on available
       for sale securities                        --             --            --            --             --             --
                                           ---------      ---------     ---------     ---------      ---------      ---------
     Comprehensive loss


Balance, December 31, 1998                        --             --            --           200             10         50,000
                                           ---------      ---------     ---------     ---------      ---------      ---------

Comprehensive (loss) income:
     Net loss                                     --             --            --            --             --             --
     Unrealized gain on available
       for sale securities                        --             --            --            --             --             --

     Comprehensive loss
                                           ---------      ---------     ---------     ---------      ---------      ---------
Balance, September 30, 1999                       --             --            --           200             10         50,000


Comprehensive (loss) income:
     Net loss                                     --             --            --            --             --             --
     Unrealized gain on available
       for sale securities                        --             --            --            --             --             --

     Total comprehensive loss


Capital Contribution                             200             10       300,000            --             --             --


Effect of purchase of common stock
     of Daniel Weiss Associates, Inc.
     by 17th Street Acquisition Corp.             --             --            --          (200)           (10)       (50,000)
                                           ---------      ---------     ---------     ---------      ---------      ---------

Balance, December 31, 1999                       200             10     $ 300,000            --             --      $      --
                                           =========      =========     =========     =========      =========      =========


                                                         Accumulated
                                                            Other
                                                        Comprehensive
                                             Deficit        Income          Total
                                             -------    -------------       -----
Balance, January 1, 1997                   $(269,070)     $      --      $(219,070)

Comprehensive income:
     Net earnings/comprehensive income        74,704             --         74,704
Distributions                               (177,016)                     (177,016)
                                           ---------      ---------      ---------

Balance, December 31, 1997                  (371,382)            --       (321,382)
                                           ---------      ---------      ---------

Comprehensive (loss) income:
     Net loss                                (46,265)            --        (46,265)
     Unrealized gain on available
       for sale securities                        --         19,668         19,668
                                           ---------      ---------      ---------
     Comprehensive loss                                                    (26,597)
                                                                         ---------

Balance, December 31, 1998                  (417,647)        19,668       (347,979)
                                           ---------      ---------      ---------

Comprehensive (loss) income:
     Net loss                               (127,745)            --       (127,745)
     Unrealized gain on available
       for sale securities                        --         11,749         11,749
                                                                         ---------
     Comprehensive loss                                                   (115,996)
                                           ---------      ---------      ---------
Balance, September 30, 1999                 (545,392)        31,417       (463,975)
                                                                         ---------

Comprehensive (loss) income:
     Net loss                               (523,371)            --       (523,371)
     Unrealized gain on available
       for sale securities                        --         30,669         30,669
                                                                         ---------
     Total comprehensive loss                                            (492,702)
                                                                         ---------

Capital Contribution                              --             --        300,000
                                                                         ---------

Effect of purchase of common stock
     of Daniel Weiss Associates, Inc.
     by 17th Street Acquisition Corp.        545,392        (31,417)       463,975
                                           ---------      ---------      ---------

Balance, December 31, 1999                 $(523,371)     $  30,669      $(192,702)
                                           =========      =========      =========


                        See notes to financial statements

                  17TH STREET ACQUISITION CORP. AND SUBSIDIARY
                        AND 17TH STREET PRODUCTIONS, INC.
                    (FORMERLY DANIEL WEISS ASSOCIATES, INC.)

                            STATEMENTS OF CASH FLOWS

                                                                                       Years Ended
                                                                                       December 31,
                                                                    -------------------------------------------------
                                                                       1999                1998                1997
                                                                       ----                ----                ----

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net (loss) income                                                $(651,116)          $ (46,265)          $  74,704
                                                                    ---------           ---------           ---------
   Adjustments to reconcile net (loss) income to net
     cash provided by (used in) operating activities:
       Depreciation and amortization                                  195,519              54,871              71,117
       Gain on sale of marketable securities                               --                  --              (3,836)
       Bad debts                                                           --              19,109                  --
       (Increase) decrease in operating assets:
         Accounts receivable                                         (318,625)            (40,503)             91,385
         Prepaid expenses and other current assets                       (527)            (36,325)            (32,438)
         Security deposits                                             (1,595)                 --                  --
       Increase (decrease) in operating liabilities:
         Accounts payable                                             (46,227)             74,288              43,321
         Accrued expenses and taxes                                   792,193            (125,150)             26,179
         Advances from publisher, net                                 216,290            (720,097)           (215,284)
                                                                    ---------           ---------           ---------
     Total adjustments                                                837,028            (773,807)            (19,556)
                                                                    ---------           ---------           ---------
       Net cash provided by (used in) operating activities            185,912            (820,072)             55,148
                                                                    ---------           ---------           ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Cost of acquisition                                               (388,444)                 --                  --
   Proceeds from sale of marketable securities                         75,358             809,075             294,255
   Acquisition of fixed assets                                         (5,262)            (28,509)            (74,201)
   (Purchase) sale of available for sale securities                   (28,017)                 --                  --
                                                                    ---------           ---------           ---------
       Net cash (used in) provided by investing activities           (346,365)            780,566             220,054
                                                                    ---------           ---------           ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Issuance of common stock                                           300,000                  --                  --
   Loans from former stockholder                                     (167,444)             71,802             (50,000)
   Distributions to stockholder                                            --                  --            (177,016)
                                                                    ---------           ---------           ---------
       Net cash (used in) provided by
         financing activities                                        (132,556)             71,802            (227,016)
                                                                    ---------           ---------           ---------

NET (DECREASE) INCREASE IN CASH AND
   CASH EQUIVALENTS                                                   (27,897)             32,296              48,186

CASH AND CASH EQUIVALENTS,
   beginning of year                                                  176,692             144,396              96,210
                                                                    ---------           ---------           ---------

CASH AND CASH EQUIVALENTS,
   end of year                                                      $ 148,795           $ 176,692           $ 144,396
                                                                    =========           =========           =========

                        See notes to financial statements

                  17TH STREET ACQUISITION CORP. AND SUBSIDIARY
                        AND 17TH STREET PRODUCTIONS, INC.
                    (FORMERLY DANIEL WEISS ASSOCIATES, INC.)

                          NOTES TO FINANCIAL STATEMENTS

               THREE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

1.   ORGANIZATION AND NATURE OF OPERATIONS:

     17th Street Acquisition Corp. and Subsidiary ("17th Street") engage primarily in the authorship of books for the publishing trade. 17th Street creates and edits manuscripts, provides designs, illustrates and performs various other publishing functions.

     On October 1, 1999, 17th Street purchased the common stock of Daniel Weiss Associates, Inc. ("DWA"), becoming the parent company of the entity (see Note
5). DWA changed its name to 17th Street Productions, Inc. on October 21, 1999. The financial statements reflect the operations of both companies for the year ended December 31, 1999 since no fundamental changes in operating procedures occurred. The principles of purchase accounting were applied with the necessary eliminations having been recorded. The audited financial statements for the years ended December 31, 1998 and 1997 are those of DWA.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     a.   RECOGNITION OF INCOME AND RELATED EXPENSES

     The Company receives monies and incurs expenses to produce books. The income and related expenses incurred in connection with each book is recognized upon publication of that property. Any amounts received or paid prior to publication are advances, and classified as a current liability (see Note 6).

     b.   INVESTMENT IN MARKETABLE SECURITIEs

     Equity securities having readily determinable fair values and all investments in debt securities are classified and accounted for in three categories. Debt securities that management has the positive intent and ability to hold to maturity are classified as "held-to-maturity securities" and reported at amortized cost. Debt and equity securities that are bought and principally held for the purpose of selling them in the near term are classified as "trading securities" and reported at fair value, with unrealized gains and losses included in operating results. Debt and equity securities not classified as either held-to-maturity securities or trading securities are classified as "available-for-sale securities" and reported at fair value, with the unrealized gains and losses excluded from operating results and reported as a separate component of stockholders' equity. A decline in the market value of any available-for-sale security below cost that is deemed other than temporary is charged to earnings resulting in the establishment of a new cost basis for the security.

     Gains and losses on the sale of securities available-for-sale are computed on the basis of specific identification of the adjusted cost of each security.

     c.   DEPRECIATION AND AMORTIZATION

     Depreciation is computed using the straight-line method over the estimated useful lives of the related assets. Amortization of leasehold improvements is computed using the straight-line method over the estimated useful lives of the related assets or the remaining term of the lease, whichever is shorter. Maintenance and repairs of property and equipment are charged to operations and major improvements are capitalized. Upon retirement, sale or other disposition of property and equipment, the cost and accumulated depreciation are eliminated from the accounts and gain or loss is included in operations.

     d.   INCOME TAXES

     The Companies have elected to be taxed as "Small Business Corporations" for federal and state income tax purposes. As a result of this election, the income of the Companies will be taxed directly to the individual stockholder(s). Accordingly, no provision for income taxes is included in the financial statements of the Company. New York State imposes a tax on "Small Business Corporation" whose income exceeds certain levels which represents the incremental difference between corporate and individual tax rates and is reflected in the earnings statement. Local taxes have been provided in accordance with statutory rates.

     e.   USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from these estimates.

     f.   COMPREHENSIVE INCOME

     Other comprehensive income refers to revenues, expenses, gains and losses that under generally accepted accounting principles are included in comprehensive income but are excluded from net income as these amounts are recorded directly as an adjustment to stockholders' equity. The Company's other comprehensive income is comprised of unrealized gains and/or losses on available for sale securities adjustments. The tax benefit or expense, as well as any reclassifications related to the components of other comprehensive income were not significant.

     g.   STATEMENT OF CASH FLOWS

     For financial statement purposes, the Company considers all highly liquid temporary cash investments with maturities of three months or less to be cash equivalents.

3.   INVESTMENT IN MARKETABLE SECURITIES:

     Marketable equity securities, which are classified as available-for-sale securities, are valued at the fair value of the securities and the unrealized gain on the securities is reflected in stockholders' equity. At December 31, 1999 and 1998, the net change in the valuation adjustment on marketable securities classified as available-for-sale approximated $31,000 and $20,000, respectively.

     The carrying amounts of investment securities as shown in the balance sheet of the Company and their approximate value were as follows:

                                                                  Gross
                                                               Unrealized
                                                 Cost             Gains           Fair Value
                                                 ----          ----------         ----------

       December 31, 1999
       -----------------

       Securities available-for-sale
           equity investments                 $ 96,000          $ 31,000          $127,000
                                              ========          ========          ========

       December 31, 1998
       -----------------

       Securities available-for-sale
           equity investments                 $111,000          $ 20,000          $131,000
                                              ========          ========          ========

       December 31, 1997
       -----------------

       Securities available-for-sale
           equity investments                 $110,000          $     --          $110,000
       U.S. Government securities              811,000                --           811,000
                                              --------          --------          --------

                                              $921,000          $     --          $921,000
                                              ========          ========          ========

4.   FIXED ASSETS:

     Major classes of property and equipment consist of the following:

                                                                                     December 31,
                                                                --------------------------------------------------
                                                                  1999                   1998               1997
                                                                  ----                   ----               ----

       Furniture and equipment                                  $204,724               $199,464           $174,024
       Leasehold improvements                                    677,574                677,574            674,502
                                                                --------               --------           --------
                                                                 882,298                877,038            848,526

       Less accumulated depreciation                             787,600                753,364            717,599
                                                                --------               --------           --------

                                                                $ 94,698               $123,674           $130,927
                                                                ========               ========           ========


5.   BUSINESS COMBINATION:

     On October 1, 1999, 17th Street acquired the common stock of DWA in a transaction that was accounted for as a purchase business combination. The aggregate purchase price was $2,553,000 consisting of cash of $353,000, and a note payable to the former shareholder of $900,000 and a contingent payment of $1,300,000 (see Note 7).

     The historical carrying amounts of the tangible assets and liabilities approximated their fair market values on the date of acquisition. Approximately $3,052,000 was allocated to goodwill, which consisted of a net deficit equity position in DWA at September 30, 1999 of $464,000. A contingency payment to the former shareholder of $1,300,000 upon sale of 17th Street to an unrelated third party (see Note 13), and the related purchase price and incidental closing costs of $1,288,000. Goodwill is being amortized over its estimated useful life of five years.

     Amortization expense for the year ended December 31, 1999 approximated $161,000.

6.   ADVANCES FROM PUBLISHERS:

     As of December 31, 1999, 1998 and 1997, advances from publishers were approximately $2,466,000, $1,533,000 and $2,480,000, with related disbursements of approximately $955,000, $814,000 and $1,041,000, respectively.

7.   LOAN PAYABLE - FORMER STOCKHOLDER:

     Loans payable - former stockholder consists of the following:

                                                                        December 31,
                                                      --------------------------------------------------
                                                          1999               1998                1997
                                                          ----               ----                ----

       Installment obligations, payable in
          monthly installments approximating
          $27,600 including interest at 7%
          (see Note 13)                               $  804,358          $       --          $       --

       Contingent payment, payable in one
          balloon payment upon the sale of
          17th Street (see Note 13)                    1,300,000                  --                  --

       Loan payable, non-interest bearing,
          due upon demand                                     --              71,802                  --
                                                      ----------          ----------          ----------

                                                      $2,104,358          $   71,802          $       --
                                                      ==========          ==========          ==========


     Interest expense for the years ended December 31, 1999, 1998 and 1997 approximated $15,600, $0 and $0, respectively.

     For the year ended December 31, 1999 the former stockholder also received consulting fees approximating $142,000.

8.   COMMITMENTS:

     The Company entered into a lease in May 1996 for office space that runs for seven years. In 1993, the Company entered into long-term operating leases for certain transportation and office equipment. As of September 30, 1999, the transportation lease is no longer an obligation of 17th Street.

     Future minimum rentals under operating leases are as follows:

                 Year Ending                                      Office               Office
                 December 31,                                      Rent               Equipment           Total
                 ------------                                     ------              ---------           -----

                    2000                                       $    98,400           $    7,350        $   105,750
                    2001                                           100,800                7,350            108,150
                    2002                                           105,600                7,350            112,950
                    2003                                            44,000                1,225             45,225
                                                               -----------           ----------        -----------

                                                               $   348,800           $   23,275        $   372,075
                                                               ===========           ==========        ===========


     Rent expense for the years ended December 31, 1999, 1998 and 1997 was approximately $107,000, $88,000 and $83,000, respectively.

9.   RETIREMENT PLANS:

     The Company maintains a non-contributory pension plan that covers substantially all full-time employees who have met certain age and employment requirements. The pension plan, a defined contribution plan, obligates the Company to make a contribution in the amount of 3.46% of total eligible compensation (as defined). Contributions approximated $31,000, $30,000 and $26,000 for the years ended December 31, 1999, 1998 and 1997, respectively.

     The Company also maintains a profit sharing plan that covers substantially all full-time employees who have met certain age and employment requirements. Contributions to the plan are at the discretion of the Board of Directors which approximated $121,000, $113,000 and $107,000 for the years ended December 31, 1999, 1998 and 1997, respectively.

10.  SUPPLEMENTAL INFORMATION STATEMENT OF CASH FLOWS:

     Cash paid during the years for:

                                        December 31,
                         -----------------------------------------
                           1999             1998             1997
                           ----             ----             ----

Interest                 $15,634          $    --          $    --
                         =======          =======          =======

Taxes                    $ 5,200          $18,114          $16,590
                         =======          =======          =======


     During 1999, 17th Street recorded goodwill approximating $2,664,000 in exchange for notes payable to a former shareholder and the deficit position in DWA.

11.  INCOME TAXES:

     Income tax expense is summarized as follows:

                                                                        Years Ended
                                                                        December 31,
                                                     --------------------------------------------
                                                         1999               1998            1997
                                                         ----               ----            ----

                         State and Local             $    7,640         $    8,353        $18,126
                                                     ==========         ==========        =======


12.  OFF BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK:

     Financial instruments which potentially subject the Company to concentrations of credit risk consists principally of temporary cash investments and accounts receivable from sales. The Company places its temporary cash investments with high credit quality financial institutions. The Company performs on going credit evaluations of its accounts receivable which are due within 30 days. Credit losses have historically been insignificant and consistently within management's expectations.

13.  SUBSEQUENT EVENT:

     In January 2000, 17th Street was acquired by Alloy Online, Inc. ("Alloy") for cash and stock in a transaction that will be accounted for under purchase accounting. Coinciding with this sale, Alloy paid off the existing loans payable
- former shareholder inclusive of the contingent payment and any accrued interest.

14.  FAIR VALUE OF FINANCIAL INSTRUMENTS:

     The methods and assumptions used to estimate the fair value of the following classes of financial instruments were:

               Current Assets and Current Liabilities: The carrying amount of cash, current receivables and payables and certain other short-term financial instruments approximate their fair value.

               Long-Term Debt: The fair value of the Company's long-term debt, including the current portion, was estimated using a discounted cash flow analysis, based on the Company's assumed incremental borrowing rates for similar types of borrowing arrangements. The carrying amount of variable and fixed rate debt at December 31, 1999, 1998 and 1997 approximates fair value.